EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report of Eye Care Centers of America, Inc. (the "Company") on Form 10-Q (the "Report") for the quarterly period ended September 28, 2002, I, Alan E. Wiley, Executive Vice President and Chief Financial Officer of Eye Care Centers of America, Inc. (the "Company"), hereby certify pursuant under 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November  12,  2002           By:        /s/  Alan  E.  Wiley
                                                -------------------
                                                Alan  E.  Wiley
                                                Executive  Vice  President  and
                                                Chief  Financial  Officer